EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest eventreported)   November 2, 2004

             (Exact name of registrant as specified in its charter)

                              Daybreak Mines, Inc.
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(State or other jurisdiction       (Commission                (I.R.S. Employer
   of incorporation)               File Number)              Identification No.)

     Washington                        000-50107                    91-0626366
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(Address of principal     PO Box 370 805 Mullan Ave Osburn, ID         83849
 executive offices)

Registrant's telephone number, including area code   (208) 556-1139 x2

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On November 2, 2004 Daybreak Mines issued a press release announcing the signing of an agreement whereby Crosspoint Holdings, Inc. has the right to purchase 3,000,000 shares of Daybreak Series A non-voting convertible preferred shares of stock for $3,000,000. A copy of this press release is included as exhibit 99.1 to this current report Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

The following exhibit is furnished with this report:

Exhibit No.    Description
-----------    -----------
99.1           Press Release dated November 2, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Daybreak Mines, Inc.
                                                   --------------------
                                                  (Registrant)

Date November 4, 2004
                                                  /s/ Thomas C. Kilbourne
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                                                  Secretary / Treasurer